EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10-KSB of First National Corporation, for the year ended December 31, 2002, I, Harry S. Smith, President and Chief Executive Officer of First National Corporation, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:
(1) such Form 10-KSB for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in such Form 10-KSB for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of First National Corporation.

                                       /s/ Harry S. Smith
                                       ----------------------------------------
                                       Harry S. Smith
                                       President and Chief Executive Officer

[A signed original of this written statement required by Section 906 has been provided to First National Corporation and will be retained by First National Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]